Exhibit 99.1

September 15, 2026 ASPEN AEROGELS NYSE: ASPN INVESTOR PRESENTATION r D e c k | S e p t e m b e r 1 5 , 2 0 2 6

Aspen Aerogels | Investor Deck | September 15, 2026 2 Disclaimer on Forward Looking Statements This presentation and any related discussion contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward - looking statements, including statements relating to Aspen’s financial outlook for the third quarter of 2026 . These statements are not historical facts but rather are based on Aspen’s current expectations, estimates and projections regarding Aspen's business, operations and other factors relating thereto, including with respect to Aspen’s financial outlook for the third quarter of 2026 . Words such as "may," "will," "could," "would," "should," "anticipate," "predict," "potential," "continue," "expects," "intends," "plans," "projects," "believes," "estimates," "outlook," “assumes,” “targets,” “opportunity,” and similar expressions are used to identify these forward - looking statements . Such forward - looking statements include statements regarding, among other things, Aspen’s beliefs and expectations about capacity, revenue, revenue capacity, backlog, costs, expenses, profitability, cash flow, gross profit, gross margin, operating margin, net income (loss), Adjusted EBITDA and related increases, decreases, trends or timing, including with respect to Aspen’s beliefs and expectations about the EV market and the Energy Industrial market ; Aspen’s target revenue capacity and gross margins ; the use of Aspen’s external manufacturing facility to meet customer demand ; current or future trends in the energy, energy infrastructure, chemical and refinery, LNG, sustainable building materials, EV thermal barrier, EV battery materials or other markets and the impact of these trends on Aspen’s business ; the strength, effectiveness, productivity, costs, profitability or other fundamentals of Aspen’s business ; beliefs about the role of Aspen’s technology and opportunities in the electric vehicle market ; beliefs about Aspen’s ability to provide and deliver products and services to electric vehicle customers ; beliefs about content per vehicle, revenue, costs, expenses, profitability, investments or cash flow associated with Aspen’s electric vehicle opportunities, including the EV thermal barrier business ; and the performance and market acceptance of Aspen’s products . All such forward - looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements . These risks and uncertainties include, but are not limited to, the following : inability to execute Aspen’s growth plan, the right of EV thermal barrier customers to cancel contracts with Aspen at any time and without penalty ; any costs, expenses, or investments incurred by Aspen in excess of projections used to develop pricing under the contracts with EV thermal barrier customers ; Aspen’s inability to create customer or market opportunities for its products ; any disruption or inability to achieve expected capacity levels in any of its manufacturing or assembly facilities, including at its external manufacturing facility ; any failure to enforce any of Aspen’s patents ; the general economic conditions and cyclical demands in the markets that Aspen serves ; and the other risk factors discussed under the heading “Risk Factors” in Aspen’s Annual Report on Form 10 - K for the year ended December 31 , 2025 and filed with the Securities and Exchange Commission (“SEC”) on March 13 , 2026 , as well as any updates to those risk factors filed from time to time in Aspen’s subsequent periodic and current reports filed with the SEC . All statements contained in this presentation are made only as of the date of this presentation . Aspen does not intend to update this information unless required by law . The presentation contains information regarding certain financial targets and outlook with respect to the Company . Such financial targets and outlook constitute forward looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial targets are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties, as described above . Actual results may differ materially from the results contemplated in the financial targets contained in this presentation . This presentation includes certain non - generally accepted accounting principles (GAAP) financial measures that we use to describe our company’s performance or estimated or targeted future performance . The non - GAAP information presented provides investors with additional useful information but should not be considered in isolation or as substitutes for the related GAAP measures . Moreover, other companies may define non - GAAP measures differently, which limits the usefulness of these measures for comparisons with such other companies . We encourage investors to review our financial statements and publicly filed reports in their entirety and not to rely on any single financial measure . The industry and market data contained in this presentation is based either on our management’s own estimates or on independent industry publications, reports by market research firms or other publicized independent sources . Although the Company believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness, as industry and market data are subject to change and cannot always be verified with complete certainty due to limits on the availability and reliability of raw data, the voluntary nature of the data gathering process and other limitations and uncertainties inherent in any statistical survey or market shares . Accordingly, you should be aware that the industry and market data contained in this presentation, and estimates and beliefs based on such data, may not be reliable . Unless otherwise indicated, all information contained in this presentation concerning our industry in general or any segment thereof, including information regarding our general expectations and market opportunity, is based on management’s estimates using internal data, data from industry related publications, consumer research and marketing studies and other externally obtained data .

Aspen Aerogels at a Glance (NYSE: ASPN)

A proprietary aerogel technology platform serving energy infrastructure and electric mobility markets

Key Business Statistics

- $202M LTM Q2 '26 Revenue[1]
- 25+ years of aerogel innovation
- 854 Employees[2]
- $1.5B+ Cumulative EI product sales
- 400 Granted Patents and 430+ Pending Applications[(2)]
- $153.4M Cash and equivalents balance[3]

Entrenched Solutions for Blue-Chip Customers

Energy Industrial



$92M LTM Q2 '26 Revenue

ConocoPhillips, Dominion Energy, ExxonMobil, lyondellbasell, NextEra Energy, pttLNG, Southern Company

Thermal Barrier



$111M LTM Q2 '26 Revenue

gm, TOYOTA, Mercedes-Benz, SCANIA, Porsche, JLR, STELLANTIS, Volvo Cars, Volvo Truck

Global Manufacturing & R&D Footprint

Existing manufacturing footprint and external supply arrangements support $600M+ of annual revenue with limited incremental capital


East Providence, Rhode Island
Aerogel Manufacturing Plant
Marlborough and Northborough, Massachusetts
R&D Labs and Corporate Offices
Apodaca, NL, México
High Volume Thermal Barrier Assembly Facility
China
Aerogel External Manufacturing Facility

*Positioned to deliver long-term targets of **35% gross margin** and **25% Adjusted EBITDA margin***

1. LTM Q2 2026 figures include unaudited 2026 financial results. 2. Employee and patent figures as of December 31, 2025, per the Company's 2025 Form 10-K. 3. As of June 30, 2026; includes restricted cash. Note: Figures may not total due to rounding.

3 Aspen Aerogels | Investor Deck | September 15, 2026

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Key Investment Highlights

1. Proprietary aerogel technology platform built over 25+ years and protected by a deep IP portfolio
2. Energy Industrial – durable recurring maintenance revenue, with additional growth from LNG, subsea and power infrastructure projects
3. European Thermal Barrier – increasing OEM diversification as awarded programs progress from design wins and prototype parts toward SOP
4. North American Thermal Barrier – demand stabilizing following the 2025 reset, with renewed growth potential from a lower base
5. Capacity and operating leverage – $600M+ revenue capacity, limited incremental capital and ~50-60% Adj. EBITDA flow-through above breakeven

4
Aspen Aerogels | Investor Deck | September 15, 2026

Aspen's Technology Platform

Translating the unique properties of aerogels into products for demanding applications

Aerogels are advanced materials with exceptional insulating properties…

…which Aspen leverages to provide proprietary solutions to complex problems across multiple end-markets




Products & Markets
Where the platform is applied today, and where we're expanding
BESS & Adjacent Markets
Energy Industrial
Thermal Barrier
Key Requirements
Aspen's Aerogel Technology Platform® is engineered to address the critical performance requirements of customers
Pliability
Thin profile
Tunable Compression
Thermal Isolation
Environ-mental Stability
Low Density
Resiliency Under Mechanical Stress
Aerogel Attributes
The intrinsic properties of aerogel that form the foundation of our products
Low-Dielectric
High Thermal Resistance
High Fire Resistance
Hydro-phobicity
Nano-porous Structure

What is an Aerogel?

- Ultra-lightweight and highly porous synthetic solid
- Open pore structure traps air and slows heat transfer
- Aspen combines these properties with a proprietary manufacturing process and product engineering to create products across multiple end markets

5 Aspen Aerogels | Investor Deck | September 15, 2026

Business Segment Summary

Two established businesses with distinct end markets, business models, and growth drivers

	Energy Industrial	Thermal Barrier
		
Segment Description	Insulation to maintain hot and cold process equipment, piping and storage tanks at optimal temperatures	Thermal insulation that protects against thermal runaway events in lithium-ion battery systems
Core Products	Pyrogel, Cryogel, Spaceloft Subsea	PyroThin
Go-to-Market	Sold as rolls of insulation, primarily through distribution; specified by engineering firms and asset owners	Finished, assembled parts sold direct to OEMs under multi-year agreements tied to specific vehicle platforms and nameplates
Representative End Users / Customers	ptt LNG, ExxonMobil, Reliance, Duke Energy, Dow	gm, Toyota, Volvo, Scania, Porsche, Mercedes-Benz, JLR, Stellantis
Demand Drivers	LNG and subsea project buildout, industrial maintenance cycles, and corrosion protection and energy efficiency needs	Global EV production volumes, rising battery energy density, and tightening thermal propagation safety regulation
Historical Revenue[1] *$ in millions*	115 125 129 146 102 2021 2022 2023 2024 2025 **Maintenance demand and multiyear LNG / subsea project activity support growth into '26-27**	7 56 110 307 169 2021 2022 2023 2024 2025 **North American EV demand recovering from the 2025 reset; European programs ramping into '26-27**

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2019 LNG Nong Fab terminal award 2001 Predecessor spun - out of Aspen Systems Key Historical Milestones 25+ years of aerogel commercialization, from industrial insulation to high - volume EV applications Aspen Aerogels | Investor Deck | September 15, 2026 7 2014 Initial Public Offering 2008 East Providence opens 2021 Introduction of f 2024 Wins Automotive News PACE Award 2017 Introduction of Product and Organizational Milestones Commercial Milestones 2004 Introduction of 2008 Introduction of 2006 Jackfish Oil Sands project 2004 First subsea contract 2009 multi - country contract 2017 J3 contract 2024 First EMF shipments Energy Industrial: 2001 - 2020 2021 Thermal Barrier: 2021 – Current Energy Industrial: 2021 – Current 2022 Mexico Assembly Operations Begin 2023 2025 GM Supplier of the Year 2024 - 2025 Plaquemines Parish & CP2 LNG awards 2022 Names Aspen sole high - performance insulation provider 2024 Cars Next - Gen Truck 2025 2026 2022 S7 pipeline project to replace mineral wool

Thermal Barrier

Thermal Barrier Segment Overview

Supporting blue-chip OEMs with proven battery thermal barrier technology at commercial scale

Segment Description:

- PyroThin® is an ultra-thin, flexible aerogel that mitigates thermal runaway and provides passive fire protection at the cell, module or pack level
- Multi-year production contracts with several global automotive and commercial vehicle OEMs
- Established North American position anchored by long-running OEM programs, with demand stabilizing through 2026
- European production ramping in 2026, with $20-30 million of expected revenue; Aspen targeting $40-60 million of European OEM revenue in 2027

Awards with leading OEM customers:

JLR · Volvo Cars · GM · Mercedes-Benz (ACC) · Porsche (VW) · Scania (VW) · Stellantis (ACC) · Toyota · Volvo Truck

PyroThin® Cell-to-Cell Thermal Barriers:


As low as 0.5mm thick

PyroThin® Value Proposition:

Thermal Runaway Protection
Mitigates propagation of thermal runaway events; meeting stringent global OEM safety standards

Energy Density Optimization
Ultra-thin, lightweight profile supports higher cell density while maintaining passive thermal protection

Mechanical Performance
Acts as a compression pad to absorb cell expansion / swelling over the battery lifecycle

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Thermal Barrier

PyroThin's Material Advantage

Combining high-temperature protection and compressibility in an ultra-thin and lightweight solution

Battery chemistries require heat resistance and compressibility



Max Temperature (°C)
1500
1000
500
0
Thermal/gas barriers
Metals
Mica
Intumescent plastics
Thermal runaway events
Li metal
Li-NMC
LFP
PyroThin®
Cell-to cell (C2C) barriers
Compression pads
Silicone foams
PU foams
10
10^2
10^3
10^4
10^5
10^6
Material Compressibility
Reversible strain energy at 250 kPa (J/m³)

PyroThin® delivers a thinner, lighter solution

Product	PyroThin	Mica Sheets + Poron Foam
Usage	Favored technology	Theoretical solution
Flame Resistance	◕	◑
Heat Insulation	●	◑
Compression	◕	◔
Waterproof	●	◔

PyroThin® vs. Mica + Poron to mitigate a 700°C runaway:
Thickness vs. Other Solution: **~50%**
Weight vs. Other Solution: **~35%**

9 Aspen Aerogels | Investor Deck | September 15, 2026

Source: Aspen Aerogels analysis; envelopes reflect typical ranges for commercially available material grades.

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North American EV Market Stabilization Demand is improving as inventories normalize, with industry production expected to recover from the 2026 trough Aspen Aerogels | Investor Deck | September 15, 2026 10 North American BEV production projected to grow at ~20% annually through 2030 North American Battery Electric Vehicle Production 4 Millions of vehicles 13% 14% 12% 99 103 110 110 11 117 14 130 20 Q4 - 25 Q1 - 26 GM Brands (ex. Bolt) Q2 - 26 Honda/Acura US Annualized BEV 1 Sales & Market Share % 2 Thousands of vehicles GM EV sales have continued to increase, while inventory has been significantly depleted 1. BEV = battery electric vehicle. 2. Source: Wards Auto Intelligence, July 2026. 3. General Motors sales excluding Bolt EV plus Honda / Acura BEV sales as a percentage of total U.S. BEV sales. 4. Source: IHS August 2026 Vehicle Production Forecast. 34 22 14 Q4 - 25 Q1 - 26 Q2 - 26 Combined BEV Market Share % 3 39 6 28 6 19 5 US BEV 1 Quarter - End Inventory 2 Thousands of vehicles Thermal Barrier 0.9 2026 2027 2028 2029 2030 1.0 1.2 1.5 1.9 +20% p.a.

European Awards Drive the Next Growth Leg EU EV penetration approaches 40% by 2030, while awarded programs support significant growth potential in 2027 Aspen Aerogels | Investor Deck | September 15, 2026 11 +23% p.a. European Battery Electric Vehicle Production 1 Millions of vehicles 6.9 6.2 5.2 4.2 3.2 2.4 203 0 202 9 202 8 202 7 202 6 202 5 39% 36% 31% 25% 19% 14% European BEV production projected to nearly triple from 2025 to 2030 1. IHS August 2026 Vehicle Production Forecast. 2. Estimates based on current visibility and certain market and customer - based assumptions as of 8/6/2026. There can be no assurance that awards or quotes will convert into orders for our products or revenue. Value based on customer provided part volumes and quoted / contracted pricing. $ in millions Blue - chip OEM program awards support a substantial European revenue opportunity European Thermal Barrier Revenues 9 2025 Actual 2026 Outlook 2027 Awarded Potential 2 20 - 30 135 ~2X to ~3X increase Truck Cars Supported OEMs Targeting ~2X increase BEV Penetration Thermal Barrier

Energy Industrial

Energy Industrial Segment Overview

High-performance insulation and asset protection across critical energy infrastructure

Segment Description:

- Foundational business segment since the company's inception, serving global energy infrastructure
- Over 500M sq. ft. installed since 2008, representing ~$1.5B in cumulative product sales
- Sold as rolls of insulation in thin, durable blanket form, primarily through a global distributor network and installed by contractors or facility operators
- Wrapped around industrial pipes, vessels and equipment to improve energy efficiency, provide passive fire protection, and prevent corrosion
- Multiyear infrastructure cycle across LNG, subsea, and power underpinning future growth

Representative End Customers:

lyondellbasell Advancing Possible
DUKE ENERGY.
NEXTera ENERGY
ptt LNG
Dominion Energy
Reliance Industries Limited
ExxonMobil
Southern Company

Serving Large End Markets:

Refining / Petrochem


Pyrogel
Cryogel

Upstream


Pyrogel

Hydrogen / Carbon Cap.


Cryogel
Pyrogel

Power


Pyrogel

Natural Gas / LNG


Cryogel

Value Proposition:

Prevents Corrosion Under Insulation (CUI)
Hydrophobic, water-repellent structure resists moisture intrusion, reducing long-term maintenance costs and maximizing asset uptime

Thermal Performance in a Thin Profile
Superior insulation at a fraction of the thickness of traditional materials, reducing weight, space and logistics complexity

Speed of Installation
Flexible, durable blanket form is faster and easier to install than rigid alternatives, bringing projects and facilities online sooner

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Energy Industrial

Why Aerogel Wins in Industrial Insulation

Equivalent thermal performance with ~45-70% less thickness in representative hot and cold applications

A superior alternative to traditional insulation…

- Reduces cost of ownership over installed life vs. comparable materials
- Hydrophobic structure helps reduce moisture ingress and corrosion under insulation (CUI) risk
- ~45-70% thinner than alternative products across hot and cold applications
- Resistant to extreme thermal temperatures at a range of -460°F to 1,200°F
- Reduces weight, space and logistics complexity, and installs faster than rigid alternatives

…proven across hot and cold applications


Hot Application
Pyrogel
Alternative Materials
3" Calcium Silicate
2.5" Mineral Wool or Fiberglass
6" Steam Line at 600°F / 315°C
3.5" Expanded Perlite
0.8 in. (20 mm)
~70% thinner than the alternatives


Cold Application
Alternative Materials
Cryogel
5" Cellular Glass
8" LNG Line at (260°F) / (162°C)
4.5" PIR
2.8 in. (70 mm)
~45% thinner than the alternatives

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Source: Aspen analysis based on representative hot and cryogenic insulation designs.

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Energy Industrial

Energy Industrial Markets & Growth Drivers

Recurring maintenance demand is complemented by LNG, subsea, and power infrastructure investment

	Traditional Energy		Transitional Energy		Clean Energy
	Refining / Petrochemical	*Upstream*	*Power*	*Natural Gas / LNG*	*Hydrogen / Carbon Cap.*
					
Description	▪ Thermal resistance with corrosion & fire protection to protect assets for optimal yield	▪ Thin and durable for offshore, FPSO[1], and pipe-in-pipe subsea applications	▪ Gas, nuclear, hydro and solar power resilient facility thermal insulation	▪ Protecting LNG liquefaction and regasification plants from humidity and rainfall	▪ Thermal protection for new hydrogen infrastructure and other green industrial plants
Megatrends	▪ Expected tighter investment discipline and higher average level of capacity utilization will lead to margin volatility ▪ Geopolitical landscape and increased global energy demand will result in steeper cost curve, resulting in increased infrastructure buildout		▪ Energy investment and growth needs reliable thermal protection ▪ Rapidly growing electrification trends to support AI infrastructure	▪ LNG's lower carbon footprint will raise its demand prompting increased supply ▪ Energy security resulting in localized supply buildouts	▪ ESG and investment in net zero goals driven by political landscape and government regulation

1. FPSO - Floating, production, and storage offloading vessels

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A Record Global LNG Buildout, Led by the U.S. Global liquefaction capacity is projected to expand rapidly through 2030, creating project opportunities for Aspen Aspen Aerogels | Investor Deck | September 15, 2026 15 Source: IEA Gas 2025 / Global LNG Capacity Tracker (June 2026); U.S. EIA Liquefaction Capacity File (Q2 2026); Aspen analysis. 2030 global capacity includes IEA - tracked additions; U.S. figures converted at ~10.3 bcm/yr per Bcf/d. bcm/yr = billion cubic meters per year. 159 172 232 243 272 296 2025 2026 2027 2028 2029 2030 +13% p.a. …with US driving nearly half of the growth US LNG Capacity, by year 1 Bcm per year 511 664 159 296 2025 2030 +7% p.a. US ROW Strong global capacity build through 2030… Global LNG Capacity, by year 1 Bcm per year Energy Industrial

Footprint Supports $600M+ of Revenue Capacity

Existing manufacturing assets and external supply arrangements support growth with limited incremental capital

Operational Footprint



Marlborough and Northborough, MA
R&D Labs and Corporate HQ
East Providence, RI
Aerogel Manufacturing Plant
Apodaca, NL, Mexico
High Volume EV Thermal Barrier Assembly
External Manufacturing Facility
Aerogel Manufacturing Plant Located in China
Manufacturing / Assembly Facilities
R&D Labs and Corporate Offices

Aspen Facilities Overview

Location	Marlborough and Northborough, MA	East Providence, RI[1]	Apodaca, NL, Mexico	External Mfg. Facility
Description	Primary corporate hub, housing key departments such as executive leadership, sales & marketing and R&D teams	Main manufacturing center for the company in North America with the ability to produce all product types	Facility focuses on converting and assembling PyroThin® material into finished thermal barriers for use in battery systems	Contract manufacturing facility that allows for supplemental supply for select energy industrial projects and EV programs
Product Focus	New Product Development	PyroThin, Spaceloft, Pyrogel, Cryogel	PyroThin	PyroThin, Spaceloft, Pyrogel, Cryogel
Manufacturing		✓		✓
Assembly			✓	
R&D or Prototyping	✓	Pilot	✓	✓

1. Staged restart underway in East Providence following the April 2026 incident; full restoration targeted H1 2027

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A Deep and Defensible IP Portfolio

800+ issued and pending patents protect core technology, thermal barriers, and future applications

Aerogel Core



Tested and proven worldwide coverage

- Aerogel compositions and manufacturing processes
- Expansive materials expertise with aerogel focus
- 150+ granted and pending patents worldwide[1]
- Trademark protection for Aspen brands

PyroThin® Thermal Barrier



Specialized IP tailored to high-growth EV market

- 350+ granted and pending patents specific to the thermal barrier product segment[1]
- PyroThin® brand is fully trademarked and validated by multi-year production contracts
- Portfolio developed over the last ~6 years, providing long patent runway

New Markets



Built to pursue new applications and end-markets

- Polymer and organic aerogels for a variety of applications
- Silica aerogel adjacent markets
- Carbon structures as battery materials for energy storage
- 250+ granted and pending patents[1]

Research



Future-proofing Aspen's technology

- New aerogel processes, chemistries and compositions
- Growth markets for aerogel technology platform
- Technology scouting
- 20 new inventions since 2023

Global Patent Coverage:[1] 90 Issued, 85 Pending (US) + 310 Issued, 353 Pending (International) = 400 Issued, 438 Pending

1. Patent figures as of December 31, 2025, per the Company's 2025 Form 10-K.

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Lower Breakeven, Higher Operating Leverage A lower fixed - cost base positions Aspen for stronger incremental profitability Aspen Aerogels | Investor Deck | September 15, 2026 18 Breakeven revenue target has fallen ~47% Estimated Annual Revenue for Adj. EBITDA Breakeven $ in millions Targeting 50 – 60% Adj. EBITDA flow - through above break - even 330 270 200 175 2024 2025 H2 2026 Target 1 2027 Target 1 - 155M ( - 47%) - 18 - 13 7 15 - 9 - 6 41 38 50 65 80 - 73 - 24 - 23 Q4 - 25 Q1 - 26 Q2 - 26 - 7 Q3 guidance marks a return to positive Adj. EBITDA Quarterly Financial Trends 2 $ in millions Adjusted EBITDA Net Income Revenue 1. Breakeven targets are management estimates and assume successful execution of ongoing production and supply recovery efforts. 2. Q3 2026 figures represent Company guidance as of August 6, 2026. Adjusted EBITDA is a non - GAAP measure; see appendix for reconciliation to net income (loss). Q1 and Q2 2026 figures include unaudited 2026 financial results Low High Q3 2026 Outlook

Building Durable, Scalable Growth

Disciplined three-pillar strategy to drive operating leverage, strategic flexibility, and long-term value

Drive Structural Operating Leverage

- Return to positive Adjusted EBITDA expected in Q3 2026
- Targeting ~$175M revenue run-rate for Adjusted EBITDA breakeven by year-end 2027[1]
- ~50-60% incremental EBITDA margin above break-even

Strengthen & Optimize Our Capital Structure

- $153.4M cash position supports EP recovery, financial resilience, and strategic flexibility
- Existing footprint supports $600M+ of revenue capacity with limited incremental capital investment
- Balance sheet supports disciplined and opportunistic capital allocation

Execute Our Growth Strategy

- Energy Industrial targeting 20% growth in 2026, building into 2027
- EU programs ramping, including a new Jaguar Land Rover award
- North American Thermal Barrier demand stabilizing
- Pursuing BESS and other high-value applications for the Aerogel Technology Platform

1. Breakeven target assumes successful execution of ongoing production and supply recovery efforts.

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Appendix A: Thermal Barrier Aspen Aerogels | Investor Deck | September 15, 2026 20

Thermal Barrier

What is Thermal Runaway?

OEMs layer several defenses, but only cell-to-cell barriers interrupt propagation at its origin

Thermal Runaway Overview

- Occurs when heat generated within a battery exceeds the amount of heat that is dissipated to its surroundings. If not remedied:
  - Heat will continue to rise and can affect other batteries in proximity
  - Cause the outer casing to bulge, melt and / or rupture
  - Cause gases to escape, leading to fires, explosions, sudden system failure and significant risk of personal injury
- Protection against thermal propagation is a key part of emerging global EV safety and testing standards

Potential Thermal Runaway Solutions

- EV OEMs can mitigate thermal runaway through a variety of solutions:
  - Cooling System - Maintains temperature limits in the vehicle's power electronics and battery packs (i.e. cooling loops that contain liquid coolants and electrical pumps that circulate coolant through batteries)
  - Pack Barriers - Contain a battery failure shield to reduce or limit chances of a thermal runaway event
  - Module Barriers - Barriers encapsulating the modules
  - **Cell-to-Cell Barriers (i.e. Aspen's PyroThin® solution)**
    - **Barriers to prevent cell-to-cell thermal runaway propagation by cutting off the conductive pathway between cells**



Caused By:
- Battery degradation
- Overcharging
- Cell crush (e.g., in an accident)
- External fire
- Manufacturing flaws


1
Temperature Increase

Mitigation Actions:
- Cut current flow
- Cool the cell
- Prevent propagation


2
Fires or Explosions

Mitigation Actions:
- Prevent spread of fire
- Suffocate fire at the cell level

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Thermal Barrier

PyroThin®: Aspen's EV Thermal Barrier Solution

An ultra-thin, precision-fabricated drop-in part delivered directly to OEM battery assembly lines

Product Overview

- Aspen's proprietary PyroThin® technology is an ultra-thin, lightweight and flexible thermal barrier that is able to prevent propagation of thermal runaway through cell-to-cell thermal insulation
- Delivers a critical combination of attributes, including tunable compressibility to accommodate cell swelling, mechanical durability, environmental resilience and high thermal isolation
- Manufactured in flexible thin rolls and precision-fabricated to OEM specifications, providing a "drop-in" solution delivered directly to battery assembly lines
- Available in a range of thicknesses and resilient at temperatures up to 1,400°F
- Provides a number of benefits to OEMs including passive fire protection, battery performance optimization and design flexibility to withstand protrusion

Potential EV Use Cases

Cell-to-Cell Barriers


PyroThin

A Barrier between batteries

Module-to-Module Barrier



B Barrier between battery modules

Battery Pack Barrier



C Barrier between pack and vehicle floorplan

Why OEMs Adopt PyroThin® Thermal Barriers

- Recalls associated with thermal propagation related incidents have highlighted the importance of cell-to-cell thermal barriers to OEMs
- Mass adoption of EVs not possible without OEMs addressing thermal propagation risk


C
A
B

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C2C barrier design 1.7mm PU foam 1.7mm PU foam + 3.5 mm mica sheet 3.2mm ceramic paper 1.6mm PyroThin Area of barrier 270mm x 110mm 270mm x 110mm 270mm x 110mm 270mm x 110mm BOL stack pressure 2 40kPa 200kPa 130kPa 70kPa TRP delay 3 None >5min >5min >5min Mass per module 110g 3170g +2790% 335g +206% 112g Energy per module 7.3kWh 6.8kWh - 7% 6.8kWh - 7% 7.3kWh Loss of range - 21.0 miles - 9% 16.8 miles - 7% None PyroThin’s Unique Value Proposition Delays thermal propagation >5 Min without loss of range, while other theoretical solutions reduce range and add weight 1. Solution cost calculated using data from Aspen financials and market participant interviews for competing options. Calculated Aspen Aerogels | Investor Deck | September 15, 2026 as price per surface area * .0297 m 2 * 288 cells; Source: Aspen Aerogels analysis; market participant interviews; Morgan Advanced Materials; Lynn Manufacturing 2. BOL = Beginning of Life. 3. TRP = Thermal Runaway Propagation. 23 30 cells 28 cells 28 cells 30 cells Module control length 420mm Representative Electric Vehicle  Range: 246 mi  Pack size: 70.0 kWh  Modules: 10  Cells: 288  C2C barriers: 138 Solution cost 1 $$ $$$$ $$$ $$$ Baseline Design Theoretical Option A Theoretical Option B PyroThin® Thermal Barrier

Battery Fire Risk Remains Industry - Wide Aspen Aerogels | Investor Deck | September 15, 2026 24 2020 Hyundai Kona 90K vehicles · Folded anode tab 2021 GM Chevy Bolt ~142K vehicles · Featured example 2023 Ford F - 150 Lightning Pre - delivery battery fire; production halt 2024 – 2025 Nissan Leaf ~45K vehicles · DC fast - charging fire risk; software remedy 3 2025 Jeep 4xe (PHEV) 320K vehicles · Cell separator damage; third campaign for the same defect 2026 Mercedes - Benz EQB 11.9K vehicles · Featured example Recent recalls show battery fire risk persists across OEMs and battery designs Selected battery fire - related recalls Featured examples Chevy Bolt GM · 2021 RECALL Battery fires led to recall of ~142K vehicles PRODUCTION IMPACT 31 weeks of disrupted production at Orion Assembly; estimated ~27K vehicles of lost output¹ COST ~$2.0B gross recall charges 2 REMEDY Full battery module replacement EQB Mercedes - Benz · 2026 RECALL 11.9K vehicles; internal battery - cell short circuit may lead to fire PRODUCTION IMPACT No production halt disclosed COST Not disclosed REMEDY Prior software remedy superseded by battery replacement 4 Software and quality controls reduce risk, but battery failures still occur — reinforcing the value of independent passive thermal protection at the cell level 1. Aspen estimate based on 31 weeks of disrupted production and 45K annual Bolt target. 2. GM press release, Oct. 12, 2021; LG agreed to reimburse $1.9B of $2.0B in recall charges. 3. NHTSA recalls 24V700 and 25V655; ~45K Nissan LEAF vehicles, DC fast - charging fire risk, software remedy. 4. NHTSA recall 26V073; 11.9K Mercedes - Benz EQB vehicles, prior software remedy superseded by battery replacement. Source: NHTSA recall filings; company disclosures; press reports; Aspen analysis. Thermal Barrier

Thermal Barrier

Durable Across Battery Technology Shifts

Volume is shifting toward the cell formats PyroThin® serves, while every chemistry carries thermal propagation risk

Aspen has potential solutions for all form factors and chemistries

Lithium-ion Cathode Chemistries

Nickel Based	Iron Based
Ex. NMC, NMCA, NCA	*Ex. LFP, LMFP*
PyroThin	PyroThin

Iron-based cells can still experience thermal runaway, so propagation risk must still be managed

Lithium-ion Form Factors

Pouch	*Prismatic*	*Cylindrical*
In-production	In-production	Prototype



Cylindrical's small cell size requires far more cells per pack, making cell-to-cell barriers less suited

Pouch and Prismatic projected to be ~83% of 2030 NA & EU BEV volumes

North America + Europe BEV Production Forecast[1]
(Vehicles in millions)


Prismatic
Pouch
Cylindrical
4.1
21%
30%
49%
79%
8.8
17%
23%
60%
83% of '30 market is Pouch and Prismatic
2026
2030

Nickel based chemistries are ~67% of 2030 NA & EU BEV volumes

North America + Europe BEV Production Forecast[1]
(Vehicles in millions)


Nickel Based[2]
Iron Based[3]
Other[4]
4.1
17%
83%
8.8
1%
32%
67%
2026
2030

1. IHS August 2026 Vehicle Production Forecast. 2. Includes NCM, NCA, NCMA and other nickel-based chemistries. 3. Includes LFP and LMFP. 4. Includes sodium-ion and other chemistries.

25 Aspen Aerogels | Investor Deck | September 15, 2026

Thermal Barrier

Thermal Barrier to Produced Vehicle Timeline

Aspen's finished PyroThin® parts can take anywhere from ~1-3+ months to be installed into a produced vehicle

Estimated timeline for average North American PyroThin® finished part

Start	~1-4 weeks (some scenarios)	~1-2+ months			~1 week
PyroThin ATB — Aspen creates finished good	In some instances, part is shipped to supplier *(supplier may also build inventory)*	Part shipped to or picked up by OEM	Part assembled into module / battery pack	Battery pack assembled into finished vehicle *(ex. IHS production numbers)*	Production to dealer transit *(OEM recognizes wholesale sale)*

Source: Aspen Aerogels estimates based on typical North American customer production flows; actual timing varies by customer, supplier and vehicle program.

26 Aspen Aerogels | Investor Deck | September 15, 2026

aspen aerogels

Appendix B: Energy Industrial Aspen Aerogels | Investor Deck | September 15, 2026 27

Energy Industrial

Energy Industrial Product Portfolio

Pyrogel, Cryogel, and Spaceloft Subsea address hot process, cryogenic, and subsea applications

Key Product	Pyrogel	Cryogel	Spaceloft Subsea
Description	**Hot Process:** Thermal resistance with corrosion & fire protection to protect assets for optimal yield	**Cold Process:** Protects against cold splash, jet fire and acoustic attenuation	**Hot / Cold Processes:** Subsea pipe-in-pipe applications with extremely low thermal conductivity
Uses	Designed for use in refining, petrochemical, and power facilities with uses that include covering pipes, valves, vessels, flanges, and turbines  	Suitable for almost any operating unit inside petrochemical, LNG liquefaction and regasification facilities located in sub-ambient or cryogenic environments  	Ideal for subsea pipe-in-pipe applications in the major offshore sectors and suitable for both very hot and cooler pipelines  
Advantages	✓ Protects against corrosion ✓ Passive fire protection ✓ Improves process stability ✓ Compatible with advanced tracing ✓ Easier installation ✓ Durable and flexible format ✓ Ultra-thin and lightweight package ✓ Reduces maintenance costs ✓ Improves energy efficiency	✓ Ideal for extreme cold temperatures ✓ Protects against corrosion ✓ Passive fire protection ✓ Zero water vapor permeability ✓ Suitable for pre-insulation and modular builds ✓ Durable and flexible format ✓ Ultra-thin and lightweight package ✓ Easier installation ✓ Reduces maintenance costs ✓ Improves energy efficiency	✓ Mitigates thermal bridging ✓ Resilient through high-compression events ✓ Adapts to irregular surfaces ✓ Hydrophobic yet breathable ✓ Minimizes carrier sizes ✓ Excellent long-term aging performance ✓ Packaging available in various thicknesses ✓ Easier and quicker installation ✓ Easier maintenance ✓ Accommodates EHPIP and DEH PIP[1]

1. EHPIP = electrically heated pipe-in-pipe; DEH PIP = direct electrical heating pipe-in-pipe

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Energy Industrial

How Aerogel Compares to Traditional Insulation

Flexible blanket form and broad temperature range differentiate aerogel across hot and cold applications

	Flexible Aerogel	PUF & PIR	Mineral Wool	Cellular Glass	Calcium Silicate	Expanded Perlite
Sample						
Product Form	Flexible blanket (5 and 10mm)	Board and pipe cover	Board, blanket and pipe cover	Board and pipe cover	Board and pipe cover	Board and pipe cover
Water Repellent	Yes	Yes	No	Yes	No	Yes
Thermal Resistance / Temperature Range (°F)	-460°F to 1,200°F	-290°F to 250°F	Ambient to 1,200°F	-460°F to 900°F	Ambient to 1,200°F	Ambient to 1,200°F
Thermal Conductivity	Low	Low	Medium	Medium	High	High
Density / Crush Resistance[1]	Medium to High	Low	Low to Medium	Medium	High	High

1. Mechanically robust insulation can withstand foot traffic without crushing – an advantage in industrial environments. Source: Aspen analysis and representative manufacturer product data.

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Appendix C: Other Information and GAAP to Non - GAAP Reconciliations Aspen Aerogels | Investor Deck | September 15, 2026 30

Manufacturing & Assembly Process

Energy products are sold as rolls, while thermal barrier parts require the roll be converted and assembled in Mexico

	Aerogel Manufacturing	Converting	Assembly
Process Illustration		 Die Cutting Inspection Packaging Re-work	 Assemble, Wrap, Tack Heat Press, Fold & Tack Inspection, Laser Packaging
Locations	Rhode Island / EMF	Mexico	
Inputs	Ethanol, Silanes, Opacifiers, Catalyst, CO_2 and Batting	*Aerogel Roll*	*Cut and Inspected Aerogel Parts*
Outputs	Aerogel Rolls	*Cut and Inspected Aerogel Parts*	*Thermal Barrier Parts*
End Products	Pyrogel, Cryogel, Spaceloft Subsea	*n/a*	PyroThin

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GAAP to Non - GAAP Reconciliations Note: Figures may not total due to rounding Aspen Aerogels | Investor Deck | September 15, 2026 32 Q3 - 26 Outlook 2026 Q1 Q2 2025 Q4 ($ in millions) High Low (6.0) (9.0) (23.3) (23.7) (72.9) Net Income (Loss) 5.0 5.0 4.3 5.4 28.2 Depreciation and Amortization 3.0 3.0 3.7 2.3 1.2 Stock - based Compensation - - - - 18.2 Loss on disposal of property, plant and equipment 3.0 3.0 3.4 2.9 2.5 Other (Income) Expense & Income Tax Expense - - - - 3.6 Impairment of PP&E - - - 0.4 1.2 Restructuring and Demobilization Costs - - (8.9) - - Insurance Recovery Receivable - - 8.9 - - Loss on Property Damage 10.0 5.0 5.3 - - East Providence Incident - Related Costs 15.0 7.0 (6.6) (12.7) (18.0) Adjusted EBITDA